UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 1, 2000
                Date of Report (Date of earliest event reported):

                          APACHE MEDICAL SYSTEMS, INC.
             (Exact name of Registrant as specified in its Charter)

           Delaware                     000-20805               23-2476415
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                            Identification Number)

                  1650 Tysons Boulevard, McLean, Virginia 22102
          (Address of principal executive offices, including zip code)

                                   (703) 847-1400
              (Registrant's  telephone  number,  including  area  code)

                                        NONE
     (Former  name  or  former  address,  if  changed  since  last  report)

ITEM  5.  OTHER  EVENTS

On June 1, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits.

Exhibit  No.          Description
--------------------  ----------------------------------------------------------
99.1                  Press  Release  issued  June  1,  2000  (Filed  herewith.)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       APACHE  MEDICAL  SYSTEMS,  INC.


Date:  June 1, 2000                    By:     /s/ Karen C. Miller
                                               ---------------------------------
                                               Karen C. Miller
                                               Vice President of Finance & Chief
                                               Financial Officer

                                  EXHIBIT INDEX

Exhibit  No.      Description
----------------  --------------------------------------------------------------
99.1              Press Release issued June 1, 2000 (Filed herewith.)